Rule 497(e)

File Nos. 002-89550

811-03972

FutureFunds Series Account of

Great-West Life & Annuity Insurance Company

Maxim Value Index

Supplement dated July 25, 2006 to

Prospectus dated May 1, 2006

On February 23, 2006, the Board of Directors of Maxim Series Fund, Inc. approved a Plan of Liquidation and Dissolution (the “Liquidation”), pursuant to which the assets of Maxim Value Index Portfolio will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders. The Liquidation was subject to the approval of the shareholders of Maxim Value Index Portfolio.

On July 19, 2006, at a special shareholder meeting to consider and vote on the proposed Liquidation, the shareholders of Maxim Value Index Portfolio approved the Liquidation.

Effective upon the close of the New York Stock Exchange on July 19, 2006, the Investment Division that invests in the Maxim Value Index Eligible Fund is closed to incoming Transfers and does not accept new Contributions.

The Liquidation is expected to be finalized on or about July 21, 2006. Upon completion of the Liquidation, Maxim Value Index Portfolio will make a liquidating distribution to each remaining shareholder equal to the shareholder’s proportionate interest in the net assets of the Portfolio, in complete redemption and cancellation of the Portfolio shares held by that shareholder, and the Portfolio will be dissolved.

Effective July 22, 2006, all disclosure in the Prospectus and Statement of Additional Information relating to Maxim Value Index Portfolio is hereby deleted in its entirety.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2006. This Supplement should be retained for future reference.